Exhibit 10.58

Framework Reaffirming the Swan Falls Settlement

Article I

Over twenty years ago, the Governor, Attorney General and Idaho Power Company entered into the historic Swan Falls Settlement to resolve the nature and extent of water rights for the use of water for hydropower production at the Company’s hydropower projects on the Snake River and its tributaries between Milner Dam and the Murphy Gaging Station.  At the heart of that Settlement was the recognition that Idaho’s water resources are the life-blood of Idaho’s agricultural, industrial, municipal, recreational, and environmental values and that the effective management of those resources benefits all of Idaho’s citizenry.  The parties to that Settlement also recognized that Idaho’s water, by providing a firm and consistent hydropower base, kept Idaho’s electrical rates among the lowest in the nation and Idaho’s economy robust.

The Swan Falls Settlement recognized that the resolution of the Company's water rights together with the State Water Plan provide for a comprehensive plan for the management of the Snake River watershed.  It also recognized the need to develop further information to permit the State to make informed decisions on methods to enhance and manage the water supply in the Snake River for the benefit of agriculture, hydropower and other beneficial uses.

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Since the Swan Falls Settlement, the underlying value of water to Idaho has remained unchanged.  The effective management of Idaho’s water resources remains critical to the public interest of the State by sustaining economic growth, maintaining reasonable electric rates, protecting and preserving existing water rights, and protecting water quality and environmental values.  Balancing these objectives is a fundamental public policy issue.

While the underlying principles of the Swan Falls Settlement have remained unchanged, questions concerning the intent and interpretation of certain aspects of the Swan Falls Settlement have resulted in litigation between the State and Idaho Power. One such question involves whether the Settlement’s subordination provisions extended to the use of water for aquifer recharge, a question that is related to broad public policy issues related to the management of southern Idaho’s water resources.  The parties recognize and agree litigation is not the best starting point for exploring the resolution of such issues.

Through this Framework, and attached Exhibits, the Parties reconfirm the continuing validity of the Swan Falls Settlement and commit to resolving the questions raised in the litigation in accordance with the terms set forth herein.  The parties also agree to cooperate in exploring approaches to resolving other matters of mutual concern to the parties regarding the management of southern Idaho’s water resources, including the relicensing of Idaho Power’s Hells Canyon Complex (“HCC”), and defining the nature and extent of Idaho Power’s right to water from American Falls Reservoir.

Article II

The parties therefore agree as follows:

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  That due to the timing of pending litigation, the parties will jointly request that the SRBA Court enter an order that withholds any ruling on pending motions in Consolidated Subcase No. 00-92023 (92-23), for a period of ninety (90) days from the date of entry of said order, and will submit with their joint request the proposed order attached hereto as Exhibit 1.
  That  upon execution of this Framework, the parties will jointly, expeditiously and in good faith propose and support execution of the Memorandum of Agreement attached hereto as Exhibit 2 by the Idaho Water Resource Board, the Idaho Power Company and the Governor.
  That upon execution of this Framework and the Memorandum of Agreement, the parties will jointly, expeditiously and in good faith propose and support passage by the Idaho Legislature of the proposed legislation attached hereto as Exhibits 3, 4 and 5.
  That within fifteen days after the passage of the proposed legislation attached hereto as Exhibits 3, 4 and 5, the parties will: a) jointly submit to the SRBA Court the proposed forms of partial decrees attached hereto as Exhibit 6, with such technical or clerical modifications as mutually agreed to, as full and final resolution of the hydropower water rights at issue in Consolidated Subcase No. 00-92023 (92-23); b) jointly move for and support immediate entry of the partial decrees for the Basin 02 and Basin 37 hydropower water rights at issue in Consolidated Subcase No. 00-92023 (92-23); c) jointly move to correspondingly modify the partial decrees for the Basin 36 hydropower water rights at issue in Consolidated Subcase No. 00-92023 (92-23); and d) jointly file the stipulation and motion to dismiss Idaho Power’s “Complaint and Petition for Declaratory and

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Injunctive Relief” in Consolidated Subcase No. 00-92023 (92-23) in the form attached hereto as Exhibit 7.

  That either party shall have the option in its sole and absolute discretion to declare this Framework void and without any effect if, within sixty days of the execution of this Framework: the SRBA Court does not enter the proposed order attached hereto as  Exhibit 1 in the same form as proposed therein; or if the Idaho Water Resource Board, the Governor or Idaho Power Company do not execute the Memorandum of Agreement attached hereto as Exhibit 2 in the same form as proposed therein; or if the Idaho Legislature does not pass the legislation attached hereto as Exhibits 3, 4 and 5 in the same form as proposed.
  That either party shall have the option in its sole and absolute discretion to declare this Framework void and without any effect should the SRBA Court: deny the parties’ joint motions for entry and modification of partial decrees; or enter or modify partial decrees that are different from the form of partial decrees attached hereto as Exhibit 6; or deny the parties’ joint motion to dismiss the “Complaint and Petition for Declaratory and Injunctive Relief”; or enter a dismissal order that is different from the form of dismissal order proposed by the stipulation and joint motion attached hereto as Exhibit 7.

Article III

The parties recognize that the relationship established by the Swan Falls Settlement is important to the State of Idaho and Idaho Power Company, and that it is in their mutual long-term interest to cooperate regarding management of the water resources

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of the Snake River basin.  In furtherance of that mutual interest the parties will endeavor, with good faith and comity, to cooperatively explore the resolution of issues associated with the subjects described below, and other issues that may arise, to the parties’ mutual satisfaction, while also expressly recognizing and agreeing that nothing in this Framework limits or conditions the parties’ rights to seek executive, administrative or judicial resolution of any such issues:

1.      Development of a mutually acceptable program to monitor and measure the spring and surface flows for the reach of the Snake River from Milner Dam through the Murphy Gaging Station, and to account for water delivered to or past the Murphy Gaging Station that is in addition to the average daily flows at the Murphy Gaging Station, including but not limited to the Company’s interest in water stored in American Falls Reservoir, and water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of Milner Dam and conveyed to and past its power plants below Milner Dam;

2.      Development of appropriate means and/or mechanisms to enable the State to meet its obligation under the Swan Falls Settlement to take reasonable steps to insure that the average daily flows established at the Murphy Gaging Station are maintained;

3.       Development of procedures for re-evaluating term permits approved under the provisions of Idaho Code § 42-203C;

4.      Resolution of water management issues associated with the “trust” and “non-trust” water areas;

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5.      Establishment of an effective water marketing system consistent with state law and existing water rights to accommodate the purchase, lease or conveyance of water for use at Idaho Power’s hydroelectric facilities, including below Milner Dam, in addition to the average daily flows at the Murphy Gaging Station, while also optimizing use of the waters of the Snake River basin;

6.      Resolution of the State’s objections to Idaho Power’s water right claims for the American Falls hydropower project, including clarification of the extent to which the use of water at the American Falls hydropower project for generation of hydropower is incidental to upstream irrigation and other uses authorized by state law;

7.      In conjunction with the United States, clarification and resolution of the storage rights inuring to Idaho Power in the American Falls Reservoir; and

8.      Discussion and resolution of any remaining issues associated with the relicensing of the HCC, including exploration of opportunities for integrating portions of the watershed improvement program proposed as a component of relicensing with other water management efforts to sustain and enhance water resources in the Snake River basin.

9.      Resolution of any water right issues associated with the expanded hydropower production capacity at the Swan Falls hydroelectric plant installed after the execution of the Swan Falls Agreement.  The  resolution of any such issues will be without prejudice to either party with respect to permit no. 02-7379,  SRBA notice of claim no. 4420 or any other basis for a water right for the additional

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capacity; provided, however, both parties expressly agree that any water rights for the expanded production capacity of the Swan Falls hydroelectric plant will carry a priority date junior to the Swan Falls Agreement and will be  subordinated to existing and future upstream uses established pursuant to state law.

Article IV

The parties through this Framework and its Exhibits reaffirm all aspects of the Swan Falls Settlement.  This Framework and its Exhibits are consistent with the Swan Falls Settlement and clarify the original intent of the Swan Falls Settlement.  Nothing in this Framework or its Exhibits changes, modifies, amends or alters any aspect of the Swan Falls Settlement.

The parties agree to actively and in good faith support any action by the SRBA Court or the Idaho Legislature or the Idaho Water Resource Board that by this Framework and the attached Exhibits the parties have agreed to propose or support.  The parties shall not take any position before the Idaho Legislature or any State or Federal court, board or agency which is inconsistent with the Swan Falls Settlement, this Framework, and the referenced Exhibits.  The parties agree to cooperate in good faith to implement and to support actions that are consistent with the Swan Falls Settlement, this Framework and the referenced Exhibits.

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The parties agree that this Framework constitutes an attempt to compromise pending litigation, and it shall not be considered an admission, waiver or abandonment of any issue of fact or law by any party, and no party will assert or contend that this Framework has any legal effect until the SRBA Court, the Governor, the Idaho Legislature and the Idaho Water Resource Board have taken the actions described above in Article II.2-II.5.

The parties agree that this Framework shall not be construed to waive, limit, condition or interfere with the authority or duty of the Idaho Department of Water Resources or the Idaho Water Resource Board to enforce or administer any of the laws of the State which either is authorized to enforce or administer, and does not modify the Swan Falls Settlement.

The parties further recognize that like the Swan Falls Agreement, this Framework is contingent upon certain enactments of law by the State and action by the Idaho Water Resource Board. Within this Framework as in the Swan Falls Agreement, reference is made to state law in defining respective rights and obligations of the parties. Therefore, upon implementation of the conditions contained in Article II of this Framework, any subsequent order by a court of competent jurisdiction, legislative enactment or administrative ruling shall not affect the validity of this Framework or the Swan Falls Settlement.  This Framework does not confer or create any additional vested, compensable or enforceable rights or interest of any kind whatsoever in any legislative enactments passed pursuant to this Framework beyond those rights otherwise available under applicable law.  The parties recognize and agree that the Idaho Legislature may, in accordance with state law, subsequently modify, amend, repeal or otherwise alter the enactments of law contemplated by Article II of this Framework without violating any right or interest of the parties, and that no party is entitled to judicial relief of any kind for any such modification, amendment, repeal or alteration.

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The Swan Falls Agreement and this Framework, together with their referenced Exhibits, set forth all the covenants, promises, provisions, agreements, conditions and understandings between the parties and there are no covenants, promises, provisions, agreements, conditions, or understandings, written or oral, between the parties other than are herein set forth.

This Framework is executed in quadruplicate. Each of the four (4) Frameworks with an original signature of each party shall be an original.

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In witness hereof, the parties have executed this Framework at Boise, Idaho, this

__25____ day of _____March____________, 2009.

STATE OF IDAHO		IDAHO POWER COMPANY

By:	/s/ C. L. "Butch" Otter	By:	/s/J. LaMont Keen
	C.L. “BUTCH” OTTER		J. LAMONT KEEN
	Governor of the		President
	State of Idaho		and Chief Executive Officer

By:	/s/Lawrence G. Wasden
LAWRENCE G. WASDEN
Attorney General of the
State of Idaho

ATTEST:

/s/Ben Ysursa			(Seal of the State of Idaho)
BEN YSURSA
Secretary of State
State of Idaho

ATTEST:

(Corporate Seal of Idaho Power Company)
/s/Patrick A. Harrington
PATRICK A. HARRINGTON
Secretary of Idaho Power Company

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CERTIFICATE OF SECRETARY

PATRICK A. HARRINGTON, as secretary of Idaho Power Corporation, an Idaho corporation, hereby certifies as follows:

(1)        That the corporate seal, or facsimile thereof, affixed to the instrument is in fact the seal of the corporation, or a true facsimile thereof, as the case may be; and

(2)        That any officer of the corporation executing the instrument does in fact occupy the official position indicated, that one in such position is duly authorized to  execute such instrument on behalf of the corporation, and that the signature of such officer subscribed thereunto is genuine; and

(3)        That the execution of the instrument on behalf of the corporation has been duly authorized.

In witness thereof, I, PATRICK A. HARRINGTON, as the secretary of Idaho Power Company, an Idaho corporation, have executed this certificate and affixed the seal of Idaho Power Company, an Idaho corporation, on this _25___ th day of ___March___________ 2009.

_/s/_Patrick A. Harrington_______________

PATRICK A. HARRINGTON,

Secretary of Idaho Power Company

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CERTIFICATE OF SECRETARY OF STATE

OF THE STATE OF IDAHO

BEN YSURSA, as Secretary of State of the State of Idaho, hereby certifies as follows:

1.         That the State of Idaho seal, or facsimile thereof, affixed to the instrument is in fact the seal of the State of Idaho, or a true facsimile thereof, as the case may be; and

2.         That the officials of the State of Idaho executing the instrument do in fact occupy the official positions indicated, that they are duly authorized to execute such instrument on behalf of the State of Idaho, and that the signatures of such officials of the State of Idaho subscribed thereunto are genuine; and

3.         That the execution of the instrument on behalf of the State has been duly authorized.

In Witness Whereof, I, BEN YSURSA, Secretary of State of the State of Idaho, have executed this certificate and affixed the seal of State of Idaho on this _25___ th day of  ___March___________ 2009.

/s/ Ben Ysursa

BEN YSURSA

Secretary of State

State of Idaho

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STATE OF IDAHO               )

)   ss.

COUNTY OF ADA               )

On this __25__ th day of  ___March___________ 2009, before me, a Notary Public, in and for said County and State, personally appeared J. LAMONT KEEN, and PATRICK A. HARRINGTON, known or identified to me to be the President and Secretary, respectively, of Idaho Power Company, the corporation that executed the foregoing instrument, and acknowledged to me that such corporation executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal that day and year in this certificate first above written.

/s/Mary Gray_________________________

NOTARY PUBLIC FOR IDAHO

Residing at ____7-17-2010______________

STATE OF IDAHO               )

)   ss

COUNTY OF ADA               )

On this _25___ th day of  __March____________ 2009, before me, a Notary Public, in and for said County and State, personally appeared C.L. “BUTCH” OTTER, known or identified to me to be the Governor of the State of Idaho, and acknowledged to me that he executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal that day and year in this certificate first above written.

/s/ Ilene Goff_________________________

NOTARY PUBLIC FOR IDAHO

Residing at ____Ada County_____________

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STATE OF IDAHO               )

)   ss

COUNTY OF ADA               )

On this _25___ th day of ___March___________ 2009, before me, a Notary Public, in and for said County and State, personally appeared LAWRENCE G. WASDEN, known or identified to me to be the Attorney General of the State of Idaho, and acknowledged to me that he executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal that day and year in this certificate first above written.

/s/ Ilene Goff_________________________

NOTARY PUBLIC FOR IDAHO

Residing at ____Ada County_____________

STATE OF IDAHO               )

)   ss

COUNTY OF ADA               )

On this _25___ th day of _March________ 2009, before me, a Notary Public, in and for said County and State, personally appeared BEN YSURSA, known or identified to me to be the Secretary of State of the State of Idaho, and acknowledged to me that he executed the same.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal that day and year in this certificate first above written.

/s/ Ilene Goff_________________________

NOTARY PUBLIC FOR IDAHO

Residing at ____Ada County_____________

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EXHIBIT 1

IN THE DISTIRCT COUT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA	)	Consolidated Subcase No. 00-92023 (92-23)
)
Case No. 39576)		ORDER RE: RULINGS OF PENIDNG
	)	SUMMARY JUDGMENT MOTIONS
)

Currently pending before the Court is the State of Idaho's and Idaho Power Company's Joint Motion To Enter Order Temporarily Withholding Rulings On Pending Summary Judgment Motions. The Joint Motion states that the State and Idaho Power have finalized a proposed settlement of this consolidated subcase and requests that this Court withhold ruling on the pending summary judgment motions for a period of ninety (90) days to allow time for review and implementation of the proposed settlement.

The Joint Motion states that the proposed settlement contemplates the passage of certain legislation and the execution of a memorandum of agreement by the Idaho Water Resource Board, the Governor and Idaho Power Company, to be followed by submission to this Court of the proposed foams of the partial decrees for the hydropower water rights at issue in this consolidated subcase and a dismissal stipulation. For purposes of the proposed settlement, the parties have agreed upon and finalized the form of the proposed legislation, the memorandum of agreement, the partial decrees and the dismissal stipulation.

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The proposed settlement allows ninety (90) days for passage of the legislation, execution of the memorandum of agreement, and submission to this Court of the partial decrees. The State and Idaho Power would jointly support passage of the legislation, execution of the memorandum of agreement, and entry of the partial decrees.  Should the legislation not be passed, the memorandum of agreement not be executed, or the proposed partial decrees not be entered, both the State and Idaho Power would have the option of unilaterally declaring the proposed settlement void.

The Joint Motion also states the State and Idaho Power have provided copies of the proposed settlement (including the proposed legislation, memorandum of agreement, partial decrees and dismissal stipulation) to the other parties to this consolidated subcase.(1)  The Court heard the Joint Motion on [date]

The pending summary judgment motions raise a number of complex and important issues. Amicable settlements of disputed issues are generally favored, the parties have been working diligently towards settlement, and the proposed settlement presents an opportunity to amicably settle this consolidated subcase. The Court finds that there is good cause to temporarily withhold ruling on the pending summary judgment motions.

Accordingly, IT IS HEREBY ORDERED that this Court will withhold issuing or entering any ruling on the summary judgment motions currently pending in this consolidated subcase for a period of ninety (90) days, commencing the day following the date of entry of this order. If the parties have not submitted proposed partial decrees and dismissal motion prior to the expiration of the ninety (90) day period, the Court will enter rulings on the pending summary judgment motions at an appropriate time in the normal course of the Court's work.

DATED________________________

_____________________________

JOHN M. MELANSON

Presiding Judge

Snake River Basin Adjudication

(1)The City of Pocatello, Aberdeen-Springfield Canal Company, Fremont Madison Irrigation District, Egin Bench Canals, Inc., Idaho Irrigation District, New Sweden Irrigation District, and the United Canal Company

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EXHIBIT 2

MEMORANDUM OF AGREEMENT

WHEREAS, the Swan Falls Settlement recognized that the resolution of Idaho Power Company's water rights and the recognition thereof by the State of Idaho, together with the State Water Plan, provided a sound comprehensive plan best adapted to develop, conserve, and utilize the water resources of the Snake River in the public interest; and

WHEREAS, the Swan Falls Settlement provided that the State shall enforce the State Water Plan and shall assert the existence of water rights held in trust by the State; and

WHEREAS, the Swan Falls Settlement reconfirmed that the minimum daily flow at Milner Dam shall remain at zero, and that for the purposes of the determination and administration of rights to the use of the waters of the Snake River or its tributaries downstream from Milner Dam, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered; and

WHEREAS, the Swan Falls Settlement recognized that the establishment of a zero minimum flow at Milner Dam allowed existing uses above Milner to continue and for some additional development above Milner, and further recognized that the zero minimum flow means that river flows downstream from Milner Dam to Swan Falls Dam at times may consist almost entirely of ground-water discharge and that therefore the Eastern Snake Plain Aquifer (ESPA) must be managed as an integral part of the Snake River; and

WHEREAS, the Swan Falls Settlement recognized that the amount of development that can take place without affecting the average daily flows of 3,900 CFS from April 1 to October 31 and 5,600 CFS from November 1 to March 31 as measured at the Murphy Gaging Station would depend on the nature and location of each new development, as well as the implementation of new practices to augment the stream flows; and

WHEREAS, the Swan Falls Settlement recognized that maintenance of inexpensive hydropower resources contributes to a positive economic climate for the creation of new jobs for Idahoans and thus future water rights allocation decisions should weigh the benefits to be obtained from each development against the probable impact it will have on hydropower resources; and

WHEREAS, the Swan Falls Settlement recognized methods that enhance stream flows, such as in-stream storage and aquifer recharge projects, benefit both agricultural development and hydropower generation and deserve study to determine their economic potential, their impact on the environment, and their impact on hydropower generation; and

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WHEREAS, flows passing Milner Dam provide opportunities for hydropower generation and under the Swan Falls Settlement the Idaho Power Company has a right to use such flows when available at its facilities; and

WHEREAS, the State, through the Eastern Snake Plain Aquifer Comprehensive Aquifer Management Plan (ESPA CAMP), a component of the State Water Plan, intends to implement managed recharge as part of a series of comprehensive measures to enhance the water supply of the ESPA and the Snake River; and

WHEREAS, it is important that the effects of implementation of managed recharge be understood in order to permit the State to make informed water management and planning decisions that are in the public interest as provided by chapter 17 title 42 Idaho Code; and

WHEREAS, the Idaho Power Company participated in the development of the ESPA CAMP and as part of the Phase I actions is cooperating with the implementation of a recharge program between Milner Dam and American Falls; and

WHEREAS, the coordination and consideration of the respective interests of the State and Idaho Power Company with regard to managed recharge furthers their mutual interest in honoring the commitments made as part of the Swan Falls Settlement.

NOW THEREFORE, the parties agree as follows:

1.        It is in the mutual interest of the parties to work cooperatively to uphold and implement the principles established by the Swan Falls Settlement.

2.        ESPA CAMP, as adopted by the Idaho Water Resource Board (January 2009) and approved by the Idaho Legislature as a component of the state water plan, establishes a long-term hydrologic target for managed aquifer recharge from 150,000 to 250,000 acre feet on an average annual basis. Amendment of this long-term hydrologic target for managed recharge shall constitute a change in the state water plan as contemplated by Article 15, § 7 of the Idaho Constitution and the legislation approving CAMP, and therefore must be adopted pursuant to Idaho Code § 42-173413, as it currently exists or as it may be amended hereafter.

3.      The purpose of this memorandum of agreement is to recognize that implementation of managed recharge will have an effect on the flow characteristics of the Snake River above and below Milner Dam and to confirm that the relative merits of recharge proposals in addition to or different that that provided for in Phase I of ESPA CAMP will be considered through the adaptive management process set forth in Section 4 of ESPA CAMP.  If the Board proposes to increases the 100,000 acre-foot average annual ESPA CAMP Phase I target for managed aquifer recharge by more than 75,000 acre-feet prior to January 1, 2019 the Board must obtain legislative approval for such increase.

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The Board and the Director will consider, in accordance with state law, any information received in determining whether a managed recharge proposal is in the public interest.

4.        Further, the parties recognize it is in their mutual interest to work cooperatively to explore and develop a managed recharge program for the Snake River Basin above Swan Falls Dam that achieves to the extent possible benefits for all uses including hydropower and therefore agree that in connection with the development and consideration of proposals for managed recharge that may be in addition to or different than that provided for in Phase I of the ESPA CAMP, the State of Idaho, through the Idaho Water Resource Board (the Board):

a.                                             will provide notice to Idaho Power Company of such managed recharge proposals together with an opportunity to meet and confer with the Board on the potential costs and benefits of such proposals and ways to implement managed recharge to achieve the mutual interests of the State and Idaho Power Company; and

b.         will provide an opportunity for Idaho Power Company to appear before the Board and present information relative to any concerns the Company may have about a managed recharge proposal;

5.        The State, through the Governor and the Idaho Water Resource Board, will in good faith cooperate with and support Idaho Power Company in any regulatory proceeding before the Idaho Public Utilities Commission to address any rate, or other impacts directly attributable to the implementation of managed recharge.

6.        Idaho Power Company acknowledges that the decision of whether to proceed with the implementation of managed recharge is fundamentally a public policy decision of the State of Idaho and that nothing in this memorandum of agreement shall be construed to limit or interfere with the authority of the State of Idaho to authorize managed recharge in accordance with applicable state law.

7.        Nothing in this memorandum of agreement shall be construed to preclude Idaho Power Company from exercising any rights it may have under state law to challenge the State's implementation of managed recharge. While Idaho Power Company retains its right under the Swan Falls Settlement to contest any appropriation of water, including but not limited to appropriations for recharge, in accordance with State law, the Company shall not have a right to assert that implementation of managed recharge is precluded by the Swan Falls Settlement.

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DATED this ____________ day of _________________ 2009.

STATE OF IDAHO		IDAHO POWER COMPANY

By:		By:
	C.L. “BUTCH” OTTER		J. LAMONT KEEN
	Governor of the		President
	State of Idaho		and Chief Executive Officer

By:
TERRY T. UHLING
Chairman
Idaho Water Resource Board

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Highlighted language has been deleted.

EXHIBIT 3

TITLE 42
IRRIGATION AND DRAINAGE -- WATER RIGHTS AND RECLAMATION
CHAPTER 2
APPROPRIATION OF WATER -- PERMITS, CERTIFICATES, AND LICENSES —
SURVEY

42-234. GROUND WATER RECHARGE PROJECTS                         AUTHORITY OF

DEPARTMENT TO GRANT PERMITS AND LICENSES. (1) It is the policy of the state of Idaho to promote and encourage the optimum development and augmentation of the water resources of this state. The legislature deems it essential, therefore, that water projects designed to advance this policy be given maximum support. The legislature finds that the use of water projects to recharge ground water basins in accordance with Idaho law and the state water plan, may enhance the full realization of our water resource potential by furthering water conservation and increasing the water available for beneficial use.

(2) The legislature hereby declares that the appropriation and underground storage of water for purposes of ground water recharge shall constitute a beneficial use of water and hereby authorizes theThe director of the department of water resources is authorized to issue a permits and licenses for the purpose appropriation and underground storage of unappropriated waters in an area of ground water recharge, pursuant to the provisions of this chapter and in compliance with other applicable Idaho law and the state water plan.  The rights acquired pursuant to any permit and license obtained as herein authorized shall be secondary to all prior perfected water rights, including those water rights for power purposes that may otherwise be subordinated by contract entered into by the governor and Idaho power company on October 25, 2984, and ratified by the legislature pursuant to section 42-203B, Idaho Code.  Any right so granted shall be subject to depletion for surface storage or direct uses after a period of years sufficient to amortize the investment of the appropriator.

(3)   The director of the department of water resources may regulate the exercise of water rights for recharge purposes to ensure that senior priority water rights are not injured thereby. The director of the department of water resources shall have the authority to approve, disapprove, or require alterations in the methods employed to  implement ground water recharge in order to achieve optimum development of water  resources in the public interest.

(4)   The legislature further recognizes that incidental ground water recharge benefits are often obtained from the diversion and use of water for various beneficial purposes. However, such incidental recharge may not be used as the basis for claim of a separate or expanded water right. Incidental recharge of aquifers which occurs as a result of water diversion and use that does not exceed the vested water right of water right holders is in the public interest. The values of such incidental recharge shall be considered in the management of the state's water resources.

TITLE 42
IRRIGATION AND DRAINAGE -- WATER RIGHTS AND RECLAMATION
CHAPTER 42
GROUND WATER RECHARGE

42-4201A.RECHARGE OF GROUND WATER BASINS DIRECTOR’S AUTHORITY TO ISSUE PERMIT. (1) The welfare of the people of the state of Idaho is dependent upon the conservation, development, augmentation and optimum use of the water resources of this state.  The legislature deems it essential therefore that every effort be made to foster and encourage water projects and water use that will augment ground water basin recharge.  The legislature hereby acknowledges that certain water uses and proposed projects to recharge water basins in the state by means of the storage of unappropriated waters of the public waters of the state in underground aquifers represents a unique and innovative endeavor to further water conservation and increase the water available for beneficial use.

            (2) In view of the public betterment to be achieved by the completion of aquifer recharge projects, the legislature hereby declares that the appropriation and underground storage of water by any person, aquifer recharge district, irrigation district, canal company or water district for purposes of ground water recharge shall constitute a beneficial use and hereby authorizes the department of water resources to issue a permit pursuant to section 42-203 [42-203A], Idaho Code, for the appropriation and underground storage of the unappropriated waters of the state.  The department of water resources is further authorized to issue a license confirming the right to appropriate such waters for the beneficial use herein established upon compliance with the requirements specified in chapter 2, title 42, Idaho Code.  The rights acquired pursuant to any permit and license obtained as herein authorized shall be secondary to all prior perfected water rights, including those water rights for power purposes that may otherwise be subordinated by contract entered into by the governor and Idaho power company on October 25, 2984, and ratified by the legislature pursuant to section 42-203B, Idaho Code.

            (3) The director of the department of water resources may regulate the amount of water which may be diverted for recharge purposes and may reduce such amount, even though there is sufficient water to supply the entire amount originally authorized by permit or license.  To facilitate necessary financing of an aquifer recharge project, the director may fix a term of years in the permit or license during which the amount of water authorized to be diverted shall not be reduced by the director under the provisions of this subsection.

            (4) To insure that other water rights are not injured by the operations of an aquifer recharge project, the director of the department of water resources shall have the authority to approve, disapprove, or require alterations in the methods employed to achieve ground water recharge.  In the event that the director determines that the methods of operation are adversely affecting existing water rights or are creating conditions adverse to the beneficial use of water under existing water rights, the director shall order the cessation of operations until such alterations as may be ordered by the director have been accomplished or such adverse effects otherwise have been corrected.

EXHIBIT 4

IDAHO SESSION LAWS

CHAPTER

(S.B. No.____ )

AN ACT
RELATING TO THE PUBLIC UTILITIES COMMISSION AND ITS JURISDICTION TO
REVIEW REVENUE REQUIREMENTS AND OTHER REGULATORY IMPLICATIONS OF
THE FRAMEWORK REAFFIRMING THE SWAN FALLS SETTLEMENT.

Be It Enacted by the Legislature of the State of Idaho:

SECTION 1. FINDINGS AND STATEMENT OF PURPOSE. On October 25, 1984, the governor, attorney general and Idaho Power Company entered into a contract, known as the "Swan Falls Agreement," to memorialize and implement the settlement of a continuing controversy over electric utility water rights in the Snake River Basin above the Murphy U.S.G.S. gaging station, which was approved and implemented by the Legislature. The governor, attorney general and Idaho Power Company have executed a Framework Reaffirming the Swan Falls Settlement dated March 25, 2009, that resolves pending litigation regarding the intent of the parties with respect to certain aspects of the settlement. The Legislature finds that Article II of said Framework and the exhibits thereto are in the public interest for all purposes including, but not limited to, all purposes under the public utilities law, as amended. Implementation of the Framework will resolve continuing controversy and litigation over electric utility water rights in the Snake River Basin above the Murphy U.S.G.S. gaging station and reaffirm the terms and original purposes of the Swan Falls Settlement and further the implementation thereof.

SECTION 2. PUBLIC UTILITIES COMMISSION — JURISDICTION. The Idaho public utilities commission shall have no jurisdiction to consider in any proceeding, whether instituted before or after the effective date of this act, any issue as to whether any electric utility, including Idaho Power Company, should have or could have preserved, maintained or protected its water rights and hydroelectric generation in a manner inconsistent with the Framework Reaffirming the Swan Falls Settlement entered into by the governor, attorney general, and the Idaho Power Company dated March 25, 2009.

SECTION 3. IPUC - EFFECT OF AGREEMENT. In any proceeding before the Idaho public utilities commission including, but not limited to, a proceeding in which the commission is setting or reviewing the revenue requirement of any electric utility, including Idaho Power Company, the commission shall accept as reasonable and in the public interest for all purposes Article II of the Framework Reaffirming the Swan Falls Settlement entered into by the governor, attorney general, and the Idaho Power Company on March 25, 2009, and the exhibits thereto, including without limitation, the effects of implementation of such provisions of the Framework on the utility's revenue requirements and hydroelectric generation.

            SECTION 4. EXEMPTION. Implementation of provisions of Article II of the Framework Reaffirming the Swan Falls Settlement entered into by the governor, attorney general, and the Idaho Power Company on March 25, 2009, shall not constitute a sale, assignment, conveyance or transfer within the meaning of sections 61-327, 61-328, 61-329, 61-330 and 61-331, Idaho Code, to the extent any of those sections may apply.

EXHIBIT 5

TITLE 42
IRRIGATION AND DRAINAGE -- WATER RIGHTS AND RECLAMATION
CHAPTER 2
APPROPRIATION OF WATER — PERMITS, CERTIFICATES, AND LICENSES —
SURVEY

42-1737. BOARD APPROVAL — CRITERIA -- HEARINGS -- APPEALS — DEFINING A MISDEMEANOR -- INJUNCTIONS. (a) All project proposals involving the impoundment of water in a reservoir with an active storage capacity in excess of ten thousand (10,000) acre-feet or the diversion of natural flow water appropriated pursuant to section 42-234, Idaho Code, for a managed recharge project in excess of ten thousand (10,000) acre-feet on an average annual basis shall be submitted to the board for its approval or disapproval. No construction shall be commenced on any such project nor shall any diversion be permitted prior to receipt of board approval as herein provided and the board may institute injunctive proceedings to halt such construction or diversion. In the event a project is disapproved, this fact shall be certified by the board to the director of the department and such certification shall constitute the petition for cancellation of permit required by section 42-302, Idaho Code, and, pursuant to such certification, the procedure for cancellation of permit issued for such project shall be carried forward by said director.

(b) In determining whether a project proposal shall be approved, or disapproved, the board shall be guided by the following criteria:

1.    Conserving the highest use of the water for all purposes.

2.    The maximum economic development of the waters involved.

3.    The control of the waters of this state for all beneficial purposes, including drainage, sanitation and flood control.

4.    That sufficient water is available for appropriation for beneficial use.

5.    The prevention of wasteful, uneconomic, impracticable or unreasonable use of the waters involved.

6.    That all vested and inchoate rights to the waters of this state or to the use thereof have been protected by the issuance of a permit for the project by the director of the department.

7.    The state water plan and water policy formulated under other laws of this state.

(c) The board shall by regulation, establish procedures for notice and hearing on those project proposals which must be submitted to the board and may authorize hearings by hearing officers. The board or its hearing officer shall have power to administer oaths and to require the attendance of such witnesses and the production of such books, records and papers as it may desire at any hearing and for that purpose the board may issue a subpoena for any witnesses or a subpoena duces tecum to compel the production of any books, records or papers which shall be served and returned in the same manner as a subpoena in a civil case. In case of any disobedience or neglect to obey a subpoena or subpoena duces tecum it shall be the duty of the district court in any county of this state in which such disobedience, neglect or refusal occurs, or any judge thereof, on application by the board, to compel obedience by proceedings for contempt as in the case of a subpoena issued by a regularly constituted court.  The sponsor of a project who appears before the board shall have similar powers and shall have the right to be represented by counsel.  If the sponsor does not appear at the appointed time, and his absence is without sufficient cause, the board shall have the right to proceed in his absence or may consider absence to constitute an admission of facts contrary to the position of the sponsor.  The board shall make findings of fact and conclusions of law leading to its approval or disapproval.

(d) Any sponsor of a project which has been disapproved shall have the right to have the proceedings of the board reviewed by the district court in the county of his residence. With the exception that judicial review may be had by the district court of the county of the residence of the sponsor, such judicial review shall be accomplished in accordance with the provisions of chapter 52, title 67, Idaho Code.

EXHIBIT 6

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-00100

NAME & ADDRESS:

IDAHO POWER COMPANY

PO BOX 83720

BOISE ID  83707

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

COVE CREEK

Tributary: MALAD RIVER

MALAD RIVER

Tributary: SNAKE RIVER

THOUSAND SPRINGS

Tributary: SNAKE RIVER

SNOW BANK SPRINGS

Tributary: SNAKE RIVER

CLEAR LAKE

Tributary: SNAKE RIVER

SAND SPRINGS CREEK

Tributary: SNAKE RIVER

QUANTITY:

2150.00 CFS

PRIORITY DATE:

01-17-1900

POINTS OF DIVERSION:

T02S R01E S18 LOT 10

(SESWSE) Within Owyhee County

LOT 11

(NWSESE) Within Ada County (Swan Falls Dam)

T09S R18E S31 LOT 8

(NESW) Within Twin Falls County

LOT 9

(NWSW) Within Jerome County (Shoshone Falls)

T10S R18E S04 LOT 2

(NWNW) Within Twin Falls County (Twin Falls)

LOT 3

(NENW)

T06S R12E S07 LOT 10

(SWNESE) Within Elmore County

LOT 5

(SWNESE) Within Gooding County (Bliss Dam)

T07S R13E S02 LOT 7

(SESW) Within Gooding County (Lower Salmon

LOT 8

(SWSW) Falls)

T08S R13E S02 LOT 1

(NWNE) Within Gooding County

LOT 2

(NWNE) Within Twin Falls County (Upper Salmon

Falls)

T06S R13E S25

SWSW Within Gooding County

S35

NENW

NENW (Injection)

NENW (Rediversion) (Malad River)

T06S R13E S25

SWSW   Within Gooding County (Malad River)

T06S R13E S36

NWNW

T08S R14E S08

SWNWSE Within Gooding County

NESWSE

NWSWSE

SESWSE (Thousand Springs, Snowbank Springs)

T09S R14E S02 LOT 7

(NESWSE) Within Gooding County (Clear Lake)

T08S R14E S17

SENWSE  Within Gooding County (Sand Springs

Creek)

PURPOSE AND

PERIOD OF USE:

PURPOSE OF USE

PERIOD OF USE

QUANTITY

POWER

01-01 TO 12-31

2150.00  CFS

Power generation is at Swan Falls Dam Power Plant, Shoshone Falls Power Plant, Twin Falls Power Plant, Bliss Dam Power Plant, Lower Salmon Falls Power Plant, Upper Salmon Falls Power Plant, Lower Malad Gorge Power Plant, Upper Malad Gorge Power Plant, Clear Lake Power Plant and Thousand Spring Power Plant.

PLACES OF USE:

POWER

Within Ada County

T02S R01E S18 LOT 11

(SESE) (Swan Falls Dam Power Plant)

POWER

Within Jerome County

T09S R17E S36 LOT 15

(NESE) (Shoshone Falls Power Plant)

POWER

Within Twin Falls County

T10S R18E S04 LOT 3

(NENW) (Twin Falls Power Plant)

POWER

Within Gooding County

T06S R12E S07 LOT 5

(NESE) (Bliss Dam Power Plant)

POWER

Within Gooding County

T07S R13E S02 LOT 7

(SESW) (Lower Salmon Falls Power Plant)

POWER

Within Twin Falls County

T08S R13E S02 LOT 4

(NWNW)

S03 LOT 1

(NENE)

LOT 3

(NWNW) (Upper Salmon Falls Power Plant)

POWER

Within Gooding County

T06S R13E S27 LOT 2

(SWSW) (Lower Malad Gorge Power Plant)

POWER

Within Gooding County

T06S R13E S35

NENW (Upper Malad Gorge Power Plant)

POWER

Within Gooding County

T08S R14E S08 Lot 3

(NESW) (Thousand Springs Power Plant)

POWER

Within Gooding County

T09S R14E S02 LOT 7

(SWSE) (Clear Lake Power Plant)

POWER

Within Gooding County

T08S R14E S08 LOT 3

(NESW) (Thousand Springs Power Plant)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1.  Water right nos. 02-00100, 02-02032A, 02-04000A, and 02-04001A collectively entitle Idaho Power Company to an unsubordinated water right, except as provided in paragraph nos. 3 and 4 below, to average daily flows of 3900 CFS from April 1 to October 31 and 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  These flows are not subject to depletion, except for depletions caused by the lawful exercise of those water rights identified in paragraph nos. 3 and 4 below, and except for depletions resulting from any diversions or uses of the waters identified in paragraph 5 below.  Water right nos. 02-00100, 02-02032A, 02-04000A, and 02-04001A are satisfied when the average daily flows set forth herein are met or exceeded.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

4. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

5. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

6. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

7. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

Case No. 39576

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-4000A

NAME & ADDRESS:

IDAHO POWER COMPANY

PO BOX 83720

BOISE ID  83707

SOURCES:

SNAKE RIVER

Tributary: COLUMBIA RIVER

COVE CREEK

Tributary: MALAD RIVER

MALAD RIVER

Tributary: SNAKE RIVER

THOUSAND SPRINGS

Tributary: SNAKE RIVER

SNOW BANK SPRINGS

Tributary: SNAKE RIVER

CLEAR LAKE

Tributary: SNAKE RIVER

SAND SPRINGS CREEK

Tributary: SNAKE RIVER

QUANTITY:

1840.00 CFS

PRIORITY DATE:

01-17-1900

POINTS OF DIVERSION:

T02S R01E S18 LOT 10

(SESWSE) Within Owyhee County

LOT 11

(NWSESE) Within Ada County (Swan Falls Dam)

T09S R18E S31 LOT 8

(NESW) Within Twin Falls County

LOT 9

(NWSW) Within Jerome County (Shoshone Falls)

T10S R18E S04 LOT 2

(NWNW) Within Twin Falls County (Twin Falls)

LOT 3

(NENW)

T06S R12E S07 LOT 10

(SWNESE) Within Elmore County

LOT 5

(SWNESE) Within Gooding County (Bliss Dam)

T07S R13E S02 LOT 7

(SESW) Within Gooding County (Lower

LOT 8

(SWSW) Falls)

T08S R13E S02 LOT 1

(NWNE) Within Gooding County

LOT 2

(NWNE) Within Twin Falls County (Upper Salmon

Falls)

T06S R13E S25

SWSW   Within Gooding County

S35

NENW

NENW (Injection)

NENW (Rediversion) (Malad River)

T06S R13E S25

SWSW   Within Gooding County (Malad River)

T06S R13E S36

NWNW

T08S R14E S08

SWNWSE Within Gooding County

NESWSE

NWSWSE

SESWSE (Thousand Springs, Snowbank

Springs)

T09S R14E S02 LOT 7

(NESWSE) Within Gooding County (Clear Lake)

T08S R14E S17

SENWSE  Within Gooding County (Sand Springs

Creek)

PURPOSE AND

PERIOD OF USE:

PURPOSE OF USE

PERIOD OF USE

QUANTITY

POWER

01-01 TO 12-31

2150.00  CFS

Power generation is at Swan Falls Dam Power Plant, Shoshone Falls Power Plant, Twin Falls Power Plant, Bliss Dam Power Plant, Lower Salmon Falls Power Plant, Upper Salmon Falls Power Plant, Lower Malad Gorge Power Plant, Upper Malad Gorge Power Plant, Clear Lake Power Plant and Thousand Spring Power Plant.

PLACES OF USE:

POWER

Within Ada County

T02S R01E S18 LOT 11

(SESE) (Swan Falls Dam Power Plant)

POWER

Within Jerome County

T09S R17E S36 LOT 15

(NESE) (Shoshone Falls Power Plant)

POWER

Within Twin Falls County

T10S R18E S04 LOT 3

(NENW) (Twin Falls Power Plant)

POWER

Within Gooding County

T06S R12E S07 LOT 5

(NESE) (Bliss Dam Power Plant)

POWER

Within Gooding County

T07S R13E S02 LOT 7

(SESW) (Lower Salmon Falls Power Plant)

POWER

Within Twin Falls County

T08S R13E S02 LOT 4

(NWNW)

S03 LOT 1

(NENE)

LOT 3

(NWNW) (Upper Salmon Falls Power Plant)

POWER

Within Gooding County

T06S R13E S27 LOT 2

(SWSW) (Lower Malad Gorge Power Plant)

POWER

Within Gooding County

T06S R13E S35

NENW (Upper Malad Gorge Power Plant)

POWER

Within Gooding County

T08S R14E S08 Lot 3

(NESW) (Thousand Springs Power Plant)

POWER

Within Gooding County

T09S R14E S02 LOT 7

(SWSE) (Clear Lake Power Plant)

POWER

Within Gooding County

T08S R14E S08 LOT 3

(NESW) (Thousand Springs Power Plant)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1.  Water right nos. 02-00100, 02-02032A, 02-04000A, and 02-04001A collectively entitle Idaho Power Company to an unsubordinated water right, except as provided in paragraph nos. 3 and 4 below, to average daily flows of 3900 CFS from April 1 to October 31 and 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  These flows are not subject to depletion, except for depletions caused by the lawful exercise of those water rights identified in paragraph nos. 3 and 4 below, and except for depletions resulting from any diversions or uses of the waters identified in paragraph 5 below.  Water right nos. 02-00100, 02-02032A, 02-04000A, and 02-04001A are satisfied when the average daily flows set forth herein are met or exceeded.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

4. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

5. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

6. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

7. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

Case No. 39576

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-40001A

NAME & ADDRESS:

IDAHO POWER COMPANY

PO BOX 83720

BOISE ID  83707

SOURCES:

SNAKE RIVER

Tributary: COLUMBIA RIVER

COVE CREEK

Tributary: MALAD RIVER

MALAD RIVER

Tributary: SNAKE RIVER

THOUSAND SPRINGS

Tributary: SNAKE RIVER

SNOW BANK SPRINGS

Tributary: SNAKE RIVER

CLEAR LAKE

Tributary: SNAKE RIVER

SAND SPRINGS CREEK

Tributary: SNAKE RIVER

QUANTITY:

1460.00 CFS

PRIORITY DATE:

04-17-1900

POINTS OF DIVERSION:

T02S R01E S18 LOT 10

(SESWSE) Within Owyhee County

LOT 11

(NWSESE) Within Ada County (Swan Falls Dam)

T09S R18E S31 LOT 8

(NESW) Within Twin Falls County

LOT 9

(NWSW) Within Jerome County (Shoshone Falls)

T10S R18E S04 LOT 2

(NWNW) Within Twin Falls County (Twin Falls)

LOT 3

(NENW)

T06S R12E S07 LOT 10

(SWNESE) Within Elmore County

LOT 5

(SWNESE) Within Gooding County (Bliss Dam)

T07S R13E S02 LOT 7

(SESW) Within Gooding County (Lower

LOT 8

(SWSW) Falls)

T08S R13E S02 LOT 1

(NWNE) Within Gooding County

LOT 2

(NWNE) Within Twin Falls County (Upper Salmon

Falls)

T06S R13E S25

SWSW   Within Gooding County

S35

NENW

NENW (Injection)

NENW (Rediversion) (Malad River)

T06S R13E S25

SWSW   Within Gooding County (Malad River)

T06S R13E S36

NWNW

T08S R14E S08

SWNWSE Within Gooding County

NESWSE

NWSWSE

SESWSE (Thousand Springs, Snowbank

Springs)

T09S R14E S02 LOT 7

(NESWSE) Within Gooding County (Clear Lake)

T08S R14E S17

SENWSE  Within Gooding County (Sand Springs

Creek)

PURPOSE AND

PERIOD OF USE:

PURPOSE OF USE

PERIOD OF USE

QUANTITY

POWER

11-01 TO 03-31

14600.00  CFS

Power generation is at Swan Falls Dam Power Plant, Shoshone Falls Power Plant, Twin Falls Power Plant, Bliss Dam Power Plant, Lower Salmon Falls Power Plant, Upper Salmon Falls Power Plant, Lower Malad Gorge Power Plant, Upper Malad Gorge Power Plant, Clear Lake Power Plant and Thousand Spring Power Plant.

PLACES OF USE:

POWER

Within Ada County

T02S R01E S18 LOT 11

(SESE) (Swan Falls Dam Power Plant)

POWER

Within Jerome County

T09S R17E S36 LOT 15

(NESE) (Shoshone Falls Power Plant)

POWER

Within Twin Falls County

T10S R18E S04 LOT 3

(NENW) (Twin Falls Power Plant)

POWER

Within Gooding County

T06S R12E S07 LOT 5

(NESE) (Bliss Dam Power Plant)

POWER

Within Gooding County

T07S R13E S02 LOT 7

(SESW) (Lower Salmon Falls Power Plant)

POWER

Within Twin Falls County

T08S R13E S02 LOT 4

(NWNW)

S03 LOT 1

(NENE)

LOT 3

(NWNW) (Upper Salmon Falls Power Plant)

POWER

Within Gooding County

T06S R13E S27 LOT 2

(SWSW) (Lower Malad Gorge Power Plant)

POWER

Within Gooding County

T06S R13E S35

NENW (Upper Malad Gorge Power Plant)

POWER

Within Gooding County

T08S R14E S08 Lot 3

(NESW) (Thousand Springs Power Plant)

POWER

Within Gooding County

T09S R14E S02 LOT 7

(SWSE) (Clear Lake Power Plant)

POWER

Within Gooding County

T08S R14E S08 LOT 3

(NESW) (Thousand Springs Power Plant)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1.  Water right nos. 02-00100, 02-02032A, 02-04000A, and 02-04001A collectively entitle Idaho Power Company to an unsubordinated water right, except as provided in paragraph nos. 3 and 4 below, to average daily flows of 3900 CFS from April 1 to October 31 and 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  These flows are not subject to depletion, except for depletions caused by the lawful exercise of those water rights identified in paragraph nos. 3 and 4 below, and except for depletions resulting from any diversions or uses of the waters identified in paragraph 5 below.  Water right nos. 02-00100, 02-02032A, 02-04000A, and 02-04001A are satisfied when the average daily flows set forth herein are met or exceeded.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

4. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

5. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

6. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

7. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

Case No. 39576

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-02032A

NAME & ADDRESS:

IDAHO POWER COMPANY

PO BOX 83720

BOISE ID  83707

SOURCES:

SNAKE RIVER

Tributary: COLUMBIA RIVER

COVE CREEK

Tributary: MALAD RIVER

MALAD RIVER

Tributary: SNAKE RIVER

THOUSAND SPRINGS

Tributary: SNAKE RIVER

SNOW BANK SPRINGS

Tributary: SNAKE RIVER

CLEAR LAKE

Tributary: SNAKE RIVER

SAND SPRINGS CREEK

Tributary: SNAKE RIVER

QUANTITY:

150.00 CFS

PRIORITY DATE:

07-29-1919

POINTS OF DIVERSION:

T02S R01E S18 LOT 10

(SESWSE) Within Owyhee County

LOT 11

(NWSESE) Within Ada County (Swan Falls Dam)

T09S R18E S31 LOT 8

(NESW) Within Twin Falls County

LOT 9

(NWSW) Within Jerome County (Shoshone Falls)

T10S R18E S04 LOT 2

(NWNW) Within Twin Falls County (Twin Falls)

LOT 3

(NENW)

T06S R12E S07 LOT 10

(SWNESE) Within Elmore County

LOT 5

(SWNESE) Within Gooding County (Bliss Dam)

T07S R13E S02 LOT 7

(SESW) Within Gooding County (Lower

LOT 8

(SWSW) Falls)

T08S R13E S02 LOT 1

(NWNE) Within Gooding County

LOT 2

(NWNE) Within Twin Falls County (Upper Salmon

Falls)

T06S R13E S25

SWSW   Within Gooding County

S35

NENW

NENW (Injection)

NENW (Rediversion) (Malad River)

T06S R13E S25

SWSW   Within Gooding County (Malad River)

T06S R13E S36

NWNW

T08S R14E S08

SWNWSE Within Gooding County

NESWSE

NWSWSE

SESWSE (Thousand Springs, Snowbank Springs)

T09S R14E S02 LOT 7

(NESWSE) Within Gooding County (Clear Lake)

T08S R14E S17

SENWSE  Within Gooding County (Sand Springs

Creek)

PURPOSE AND

PERIOD OF USE:

PURPOSE OF USE

PERIOD OF USE

QUANTITY

POWER

11-01 TO 03-31

150.00  CFS

Power generation is at Swan Falls Dam Power Plant, Shoshone Falls Power Plant, Twin Falls Power Plant, Bliss Dam Power Plant, Lower Salmon Falls Power Plant, Upper Salmon Falls Power Plant, Lower Malad Gorge Power Plant, Upper Malad Gorge Power Plant, Clear Lake Power Plant and Thousand Spring Power Plant.

PLACES OF USE:

POWER

Within Ada County

T02S R01E S18 LOT 11

(SESE) (Swan Falls Dam Power Plant)

POWER

Within Jerome County

T09S R17E S36 LOT 15

(NESE) (Shoshone Falls Power Plant)

POWER

Within Twin Falls County

T10S R18E S04 LOT 3

(NENW) (Twin Falls Power Plant)

POWER

Within Gooding County

T06S R12E S07 LOT 5

(NESE) (Bliss Dam Power Plant)

POWER

Within Gooding County

T07S R13E S02 LOT 7

(SESW) (Lower Salmon Falls Power Plant)

POWER

Within Twin Falls County

T08S R13E S02 LOT 4

(NWNW)

S03 LOT 1

(NENE)

LOT 3

(NWNW) (Upper Salmon Falls Power Plant)

POWER

Within Gooding County

T06S R13E S27 LOT 2

(SWSW) (Lower Malad Gorge Power Plant)

POWER

Within Gooding County

T06S R13E S35

NENW (Upper Malad Gorge Power Plant)

POWER

Within Gooding County

T08S R14E S08 Lot 3

(NESW) (Thousand Springs Power Plant)

POWER

Within Gooding County

T09S R14E S02 LOT 7

(SWSE) (Clear Lake Power Plant)

POWER

Within Gooding County

T08S R14E S08 LOT 3

(NESW) (Thousand Springs Power Plant)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1.  Water right nos. 02-00100, 02-02032A, 02-04000A, and 02-04001A collectively entitle Idaho Power Company to an unsubordinated water right, except as provided in paragraph nos. 3 and 4 below, to average daily flows of 3900 CFS from April 1 to October 31 and 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  These flows are not subject to depletion, except for depletions caused by the lawful exercise of those water rights identified in paragraph nos. 3 and 4 below, and except for depletions resulting from any diversions or uses of the waters identified in paragraph 5 below.  Water right nos. 02-00100, 02-02032A, 02-04000A, and 02-04001A are satisfied when the average daily flows set forth herein are met or exceeded.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

4. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

5. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

6. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

7. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-4000B

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

90.00 CFS

PRIORITY DATE:

01-17-1900

POINTS OF DIVERSION:

T02S R01E S18 LOT 10

(SESWSE) Within Owyhee County

LOT 11

(NWSESE) Within Ada County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

04-01 TO 10-31

90.00  CFS

Power generation is at the Swan Falls Dam Power Plant

PLACE OF USE:

POWER

Within Ada County

T02S R01E S18 LOT 11

(SESE)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-40001B

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

1460.00 CFS

PRIORITY DATE:

04-17-1900

POINTS OF DIVERSION:

T02S R01E S18 LOT 10

(SESWSE) Within Owyhee County

LOT 11

(NWSESE) Within Ada County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

04-01 TO 10-31

1460.00  CFS

Power generation is at the Swan Falls Dam Power Plant

PLACE OF USE:

POWER

Within Ada County

T02S R01E S18 LOT 11

(SESE)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-02032B

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

2950.00 CFS

PRIORITY DATE:

07-29-1919

POINTS OF DIVERSION:

T02S R01E S18 LOT 10

(SESWSE) Within Owyhee County

LOT 11

(NWSESE) Within Ada County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

04-01 TO 10-31

2950.00  CFS

POWER

11-01 to 03-31

2800.00  CFS

Power generation is at the Swan Falls Dam Power Plant

PLACE OF USE:

POWER

Within Ada County

T02S R01E S18 LOT 11

(SESE)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-02036

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

1000.00 CFS

PRIORITY DATE:

08-09-1920

POINTS OF DIVERSION:

T09S R18E S31 LOT 7

(NESW) Within Twin Falls County

LOT 9

(NWSE) Within Jerome County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

04-01 TO 10-31

1460.00  CFS

Power generation is at the Shoshone Falls Power Plant

PLACE OF USE:

POWER

Within Jerome County

T09S R17E S36 LOT 15

(NESE)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-02056

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

1050.00 CFS

PRIORITY DATE:

04-02-1929

POINTS OF DIVERSION:

T10S R18E S04 LOT 2

(NWNW) Within Twin Falls County

LOT 3

(NENW)

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

01-01 TO 12-31

1050.00  CFS

Power generation is at the Twin Falls Power Plant

PLACE OF USE:

POWER

Within Twin Falls County

T10S R18E S04 LOT 3

(NENW)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE
STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-02065

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

3000.00 CFS

PRIORITY DATE:

12-11-1947

POINTS OF DIVERSION:

T06S R12E S07 LOT 10

(SWNESE) Within Elmore County

LOT 5

(SWNESE) Within Gooding County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

01-01 TO 12-31

3000.00  CFS

Power generation is at the Bliss Dam Power Plant

PLACE OF USE:

POWER

Within Gooding County

T06S R12E S07 LOT 5

(NESE)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-02064

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

12000.00 CFS

PRIORITY DATE:

09-04-1947

POINTS OF DIVERSION:

T06S R12E S07 LOT 10

(SWNESE) Within Elmore County

LOT 5

(SWNESE) Within Gooding County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

01-01 TO 12-31

12000.00  CFS

Power generation is at the Bliss Dam Power Plant

PLACE OF USE:

POWER

Within Gooding County

T06S R12E S07 LOT D

(NESE)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-10135

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

1100.00 CFS

PRIORITY DATE:

03-09-1950

POINTS OF DIVERSION:

T06S R12E S07 LOT 10

(SWNESE) Within Elmore County

LOT 5

(SWNESE) Within Gooding County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

01-01 TO 12-31

1100.00  CFS

Power generation is at the Bliss Dam Power Plant

PLACE OF USE:

POWER

Within Gooding County

T06S R12E S07 LOT 5

(NESE)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-02060

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

14000.00 CFS

PRIORITY DATE:

08-08-1946

POINTS OF DIVERSION:

T07S R13E S02 LOT 7

(SESW) Within Gooding County

LOT 8

(SWSW) Within Twin Falls County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

01-01 TO 12-31

14000.00  CFS

Power generation is at the Lower Salmon Falls Power Plant

PLACE OF USE:

POWER

Within Gooding County

T07S R13E S02 LOT 7

(SESW)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-02059

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

250.00 CFS

PRIORITY DATE:

03-20-1935

POINTS OF DIVERSION:

T07S R13E S02 LOT 7

(SESW) Within Gooding County

LOT 8

(SWSW) Within Twin Falls County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

01-01 TO 12-31

250.00  CFS

Power generation is at the Lower Salmon Falls Power Plant

PLACE OF USE:

POWER

Within Gooding County

T07S R13E S02 LOT7

(SESW)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-02001B

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

1300.00 CFS

PRIORITY DATE:

07-02-1908

POINTS OF DIVERSION:

T07S R13E S02 LOT 7

(SESW) Within Gooding County

LOT 8

(SWSW) Within Twin Falls County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

01-01 TO 12-31

1300.00  CFS

Power generation is at the Lower Salmon Falls Power Plant

PLACE OF USE:

POWER

Within Gooding County

T07S R13E S02 LOT 7

(SESW)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-02001A

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

1700.00 CFS

PRIORITY DATE:

05-11-1908

POINTS OF DIVERSION:

T07S R13E S02 LOT 7

(SESW) Within Gooding County

LOT 8

(SWSW) Within Twin Falls County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

01-01 TO 12-31

1700.00  CFS

Power generation is at the Lower Salmon Falls Power Plant

PLACE OF USE:

POWER

Within Gooding County

T07S R13E S02 LOT 7

(SESW)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

)

)

Water Right 02-02057

NAME & ADDRESS:

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID  83720

SOURCES:

SNAKE RIVE

Tributary: COLUMBIA RIVER

QUANTITY:

6500.00 CFS

PRIORITY DATE:

04-02-1929

POINTS OF DIVERSION:

T08S R13E S02 LOT 1

(NWNE) Within Gooding County

LOT 2

(NWNE) Within Twin Falls County

PURPOSE AND

PURPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE:

POWER

01-01 TO 12-31

6500.00  CFS

Power generation is at the Upper Salmon Falls Power Plant

PLACE OF USE:

POWER

Within Twin Falls County

T08S R13E S02 LOT 4

(NWNW)

S03 LOT1

(NENE)

LOT 3

(NWNW)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

Case No. 39576

)

)

Water Right 37-02128

NAME & ADDRESS

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID 83720

SOURCE:

Cove Creek

Tributary:  Malad River

Malad River

Tributary:  Snake River

Quantity:

700.00 CFS

PRIORITY DATE:

11-25-1908

POINT OF DIVERSION:

T06S R13E S25

SWSW

Within Gooding County

NENW

NENW

(Injection)

NENW

(Rediversion)

PURPOSE AND

PUPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE

POWER

01-01 TO 12-31

700.00 CFS

Power generation is at the Lower Malad Gorge Power Plant

PLACE OF USE

POWER

Within Gooding County

T06S R13E S27 LOT 2

(SWSW)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

AMENDED PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

Case No. 39576

)

)

Water Right 37-02472

NAME & ADDRESS

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID 83720

SOURCE:

Malad River

Tributary:  Snake River

Quantity:

650.00 CFS

PRIORITY DATE:

05-14-1946

POINT OF DIVERSION:

T06S R13E S35

NENW

Within Elmore County

PURPOSE AND

PUPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE

POWER

01-01 TO 12-31

650.00 CFS

Power generation is at the Lower Malad Gorge Power Plant

PLACE OF USE

POWER

Within Gooding County

T06S R13E S27 LOT 2

(SWSW)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

Case No. 39576

)

)

Water Right 37-02471

NAME & ADDRESS

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID 83720

SOURCE:

Cove Creek

Tributary:  Snake River

Malad River

Tributary:  Snake River

Quantity:

900.00 CFS

PRIORITY DATE:

05-14-1946

POINT OF DIVERSION:

T06S R13E S25

SWSW

Within Gooding County

T06S R13E S36

NWNW

PURPOSE AND

PUPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE

POWER

01-01 TO 12-31

900.00 CFS

Power generation is at the Upper Malad Gorge Power Plant

PLACE OF USE

POWER

Within Gooding County

T06S R13E S35

NENW

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

Case No. 39576

)

)

Water Right 37-20710

NAME & ADDRESS

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID 83720

SOURCE:

Malad River

Tributary:  Snake River

Quantity:

150.00 CFS

PRIORITY DATE:

05/24/1950

POINT OF DIVERSION:

T06S R13E S35

NENW

Within Gooding County

PURPOSE AND

PUPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE

POWER

01-01 TO 12-31

150.00 CFS

Power generation is at the Lower Malad Gorge Power plant

PLACE OF USE

POWER

Within Gooding County

T06S R13E S27 LOT 2

(SESW)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

Case No. 39576

)

)

Water Right 37-20709

NAME & ADDRESS

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID 83720

SOURCE:

Cove Creek

Tributary:  Snake River

Malad River

Tributary:  Snake River

Quantity:

100.00 CFS

PRIORITY DATE:

06-14-1948

POINT OF DIVERSION:

T06S R13E S25

SWSW

Within Gooding County

T06S R13E S36

NWNW

PURPOSE AND

PUPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE

POWER

01-01 TO 12-31

100.00 CFS

Power generation is at the Upper Malad Gorge Power Plant

PLACE OF USE

POWER

Within Gooding County

T06S R13E S35

NENW

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

AMENDED PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

Case No. 39576

)

)

Water Right 36-02013

NAME & ADDRESS

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID 83720

SOURCE:

Thousand Springs

Tributary:  Snake River

Snow Bank Spring

Tributary:  Snake River

Quantity:

600.00 CFS

PRIORITY DATE:

11-20-1912

POINT OF DIVERSION:

T08S R14E S08

SWNWSE

Within Gooding County

NESWSE

NWSWSE

SESWSE

PURPOSE AND

PUPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE

POWER

01-01 TO 12-31

600.00 CFS

PLACE OF USE

POWER

Within Gooding County

T08S R14E S08 LOT 3

(NESW)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE
STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

AMENDED PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

Case No. 39576

)

)

Water Right 36-02018

NAME & ADDRESS

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID 83720

SOURCE:

Clear Lake

Tributary:  Snake River

Quantity:

526.00 CFS

PRIORITY DATE:

01-18-1919

POINT OF DIVERSION:

T09S R14E S02 Lot 7

(NESWSE)

Within Gooding County

PURPOSE AND

PUPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE

POWER

01-01 TO 12-31

526.00 CFS

PLACE OF USE

POWER

Within Gooding County

T09S R14E S02 LOT 7

(SWSE)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE

STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA

)

AMENDED PARTIAL DECREE PURSUANT TO

)

I.R.C.P. 54(b) FOR

Case No. 39576

)

)

Water Right 36-02026

NAME & ADDRESS

STATE OF IDAHO

TRUSTEE

STATEHOUSE

PO BOX 83720

BOISE ID 83720

SOURCE:

Sand Springs Creek

Tributary:  Snake River

Quantity:

100.00 CFS

PRIORITY DATE:

05-01-1916

POINT OF DIVERSION:

T08S R14E S17

SENWSE

Within Gooding County

PURPOSE AND

PUPOSE OF USE

PERIOD OF USE

QUANTITY

PERIOD OF USE

POWER

01-01 TO 12-31

100.00 CFS

PLACE OF USE

POWER

Within Gooding County

T08S R14E S08 LOT 3

(NESW)

OTHER PROVISIONS NECESSARY FOR DEFINITION OR ADMINISTRATION OF THIS WATER RIGHT:

1. Legal title to this water right is held in trust by the State of Idaho, by and through the Governor, for the benefit of Idaho Power Company as the user of the water for power purposes and for the benefit of the people of the State of Idaho.  In addition to the subordination defined in paragraph nos. 4 and 5 below, this water right shall be subject to subordination to and depletion by future beneficial uses under water rights acquired pursuant to applicable state law, unless any such water right is unlawfully exercised or such use depletes or will deplete the average daily flow of the Snake River below 3900 CFS from April 1 to October 31 or below 5600 CFS from November 1 to March 31 as measured at the “Murphy Gaging Station” described below in paragraph no. 2.  Average daily flow, as used herein, shall be based upon actual flow conditions; thus, any fluctuations resulting from the operation of Idaho Power Company facilities shall not be considered in the calculation of such flows.  Flows of water purchased, leased, owned or otherwise acquired by Idaho Power Company from sources upstream of its power plants, including above Milner Dam, and conveyed to and past its plants below Milner Dam shall be considered fluctuations resulting from the operation of Idaho Power Company facilities.

2.  The “Murphy Gaging Station” is located at latitude 43 degrees 17 minutes 31 seconds, longitude 116 degrees 25 minutes 12 seconds, in T01S R01W, S35, NWNESE, Boise Meridian, Ada County Hydrologic Unit 17050103, on the right bank 4.2 miles downstream from Swan Falls Power Plant, 7.5 miles NE of Murphy, Idaho at river mile 453.5.

3. Idaho Power Company, as user of the water for power purposes and a beneficiary of the trust referenced above, is entitled to use the water available at the facility identified herein to the extent of its actual beneficial use but not to exceed the “QUANTITY” set forth above, and to protect its rights to such use of the water as provided by state law against depletions or claims not in accordance with state law.

4.  This water right is subordinate to the lawful exercise of water rights of those persons dismissed from Idaho Power Co. v. State of Idaho, Case No. 81375 (Fourth Judicial Dist. Feb. 16, 1990).

5. This water right is subordinate to the lawful exercise of water rights of those persons who beneficially used water prior to October 1, 1984 and who filed an application or claim for said use by June 30, 1985.

6. For the purposes of the determination and administration of this water right, no portion of the waters of the Snake River or surface or ground water tributary to the Snake River upstream from Milner Dam shall be considered.  This water right may not be administered or enforced against any diversions or uses of the waters identified in this paragraph.

7. This partial decree is consistent with the Swan Falls Agreement dated October 25, 1984, the Contract to Implement Chapter 259, Sess. Laws, 1983 dated October 25, 1984 and the Consent Judgments entered in Ada County Civil Cases Nos. 62237 (Mar. 9, 1990) and 81375 (Feb. 16, 1990).  The Swan Falls Agreement dated October 25, 1984, shall not be merged into nor integrated with this partial decree, but shall remain in full force and effect independent of this partial decree.

8. This partial decree is subject to such general provisions necessary for the definition of the water rights or for the efficient administration of the water rights as may be ultimately determined by the court at a point in time no later than the entry of a final unified decree.  I.C. Section 42-1416(6).

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

RULE 54(b) CERTIFICATE

With respect to the issues determined by the above judgment or order, it is hereby CERTIFIED, in accordance with Rule 54(b), I.R.C.P., that the court has determined that that there is no just reason for delay of the entry of a final judgment and that the court has and does hereby direct that the above judgment or order shall be a final judgment upon which execution may issue and an appeal may be taken as provided by the Idaho Appellate Rules.

____________________________________
JOHN M. MELANSON
Presiding Judge
Snake River Basin Adjudication

EXHIBIT 7

Lawrence G. Wasden	James S. Lochhead
Attorney General	Michael A. Gheleta
Mark J. Mathews
Steven L. Olsen	Michelle C. Kales
Deputy Attorney General	Brownstein Hyatt Farber Shreck, LLP
Chief, Civil Litigation Division	410 Seventeenth Street, Suite 2200
Denver, CO 80202
Karl T. Klein (ISB # 5156)	(303) 223-1100 - Telephone
Michael C. Off (ISB # 6720)	(303) 223-1111 - Facsimile
Shasta Kilminster-Hadley (ISB # 7889)
Deputy Attorneys General	John K. Simpson, ISB No. 4242
700 W. State Street — 2'd Floor	Shelley M. Davis, ISB No. 6788
P.O. Box 83720	Barker Rosholt & Simpson, LLP
Boise, Idaho 83720-0010	205 North Tenth St., Suite 520
(208) 334-2400	P.O. Box 2139
Facsimile: (208) 854-8072	Boise, ID 83701-2139
Attorneys for the State of Idaho	(208) 336-0700 — Telephone
(208) 344-6034 — Facsimile

James C. Tucker, ISB No. 2038
Senior Attorney
Idaho Power Company
1221 West Idaho Street
Boise, ID 83702-5627
(208) 388-2112 Telephone
(208) 388-6935 Facsimile
Attorneys for Idaho Power Company

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE
STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA	)
	)	Consolidated Subcase No. 00-92023(92-23)
Case No. 39576)
	)	STATE OF IDAHO'S AND IDAHO
	)	POWER COMPANY'S STIPULATION
	)	AND MOTION TO DISMISS
	)	COMPLAINT AND PETITION FOR
	)	DECLARATORY AND INJUNCTIVE
	)	RELIEF
)

1

STIPULATION

The State of Idaho and Idaho Power Company ("the Parties"), by and through their counsel of record, hereby stipulate and agree to the following:

1.                  Dismissal without prejudice of the "First Claim for Relief' alleged in the "Complaint And Petition For Declaratory And Injunctive Relief" filed by Idaho Power Company in this Consolidated Subcase on May 10, 2007 ("Complaint") to the extent it seeks a factual declaration that when the Swan Falls Agreement was executed in 1984, the Snake River tributary to the Murphy Gage, including surface and ground water in the Eastern Snake Plain Aquifer ("ESPA"), was over appropriated; and also to the extent it seeks a factual declaration that when the Swan Falls Agreement was executed in 1984, there was no unappropriated water available on a firm, average daily basis in the Snake River Basin tributary to the Murphy Gage, including surface and ground water in the ESPA.

2.    Dismissal with prejudice of the remainder of the "First Claim for Relief' alleged in the Complaint.

3.    Dismissal with prejudice of the "Second Claim for Relief' alleged in the Complaint.

4.    Dismissal with prejudice of the "Third Claim for Relief' alleged in the Complaint.

5.    Dismissal with prejudice of the "Fourth Claim for Relief' alleged in the Complaint.

6.    Dismissal with prejudice of the "Fifth Claim for Relief' alleged in the Complaint to the extent it seeks declarations that water rights 36-02013, 37-02128, 37-

2

02472, 37-02471, 37-20709, 37-20710, 36-02018, 36-02026, 02-02057, 02-02001A, 02-02001B, 02-02059, 02-02060, 02-02064, 02-02065, 02-02056, 02-02036, 02-02032A,02-0203213, 02-04000A, 02-04000113, 02-04001A, 02-04001B, 02-00100 and 02-10135 are not subordinate or may not be subordinated, through the Swan Falls Settlement or otherwise, to the use of water for ground water recharge.

7.    Dismissal without prejudice of the "Fifth Claim for Relief' alleged in the Complaint with regard to any other water rights held by Idaho Power Company.

8.    Dismissal without prejudice of the "Sixth Claim for Relief' alleged in the Complaint.

9.    Dismissal with prejudice of the "Seventh Claim for Relief' alleged in the Complaint to the extent it seeks injunctions ordering the Idaho Attorney General to repeal Idaho Attorney General Opinion 06-2.

10.     Dismissal with prejudice of the "Seventh Claim for Relief' alleged in the Complaint to the extent of any challenge to the State of Idaho's claim of legal title to the hydropower water rights held in trust by the State pursuant to the Swan Falls Settlement.

11.     Dismissal without prejudice of the remainder of the "Seventh Claim for Relief' alleged in the Complaint.

12.     Each of the Parties will bear its own costs and fees for this Consolidated Subcase.

13.     Any remaining claims in the Complaint are dismissed with prejudice.

14.     The proposed "Order Dismissing Complaint And Petition For Declaratory And Injunctive Relief' attached hereto is consistent with this Stipulation.

3

15.     Neither party will appeal any part of the "Memorandum Decision And Order On Cross-Motions For Summary Judgment" entered in this Consolidated Subcase on April 18, 2008. The "Memorandum Decision And Order On Cross-Motions For Summary Judgment" is a final decision that is binding between the Parties and their respective successors and assigns.

14. This Stipulation is contingent upon entry of partial decrees for the hydropower water rights at issue in this Consolidated Subcase in the form proposed by the Parties, and will become effective and binding only upon entry of such partial decrees. If the SRBA District Court does not enter such partial decrees within ninety (90) days of the filing of this Stipulation, or if the SRBA District Court enters partial decrees different from those proposed by the Parties, then either Party shall have the option in its sole and absolute discretion to declare this Stipulation void and without any effect.

MOTION TO DISMISS COMPLAINT AND PETITION
FOR DECLARATORY AND INJUNCTIVE RELIEF

The State of Idaho and Idaho Power Company, by and through their counsel of record, hereby move this Court to dismiss the "Complaint And Petition For Declaratory And Injunctive Relief' pursuant to the Parties' "Stipulation." Attached hereto is the Parties' proposed form of dismissal order.

4

Respectfully submitted this	day of	2009.

STATE OF IDAHO		IDAHO POWER COMPANY

LAWRENCE G. WASDEN		JAMES C. TUCKER
Attorney General		Senior Attorney
Office of the Attorney General		Idaho Power Company
State of Idaho		P.O. Box 70
P.O. Box 83720		Boise, Idaho 83707
Boise, Idaho 83720-0010		(208) 388-2112
(208) 334-2400

5

IN THE DISTRICT COURT OF THE FIFTH JUDICIAL DISTRICT OF THE
STATE OF IDAHO, IN AND FOR THE COUNTY OF TWIN FALLS

In Re SRBA	)
	)	Consolidated Subcase No. 00-92023(92-23)
Case No. 39576)
	)	ORDER DISMISSING COMPLAINT
	)	AND PETITION FOR DECLARATORY
	)	AND INJUNCTIVE RELIEF
)

Currently pending before this Court is the State of Idaho 's And Idaho Power Company's Stipulation And Motion To Dismiss Complaint And Petition For Declaratory And Injunctive Relief ("Stipulation"), which was jointly filed by the State of Idaho and Idaho Power Company and included a proposed Order Dismissing Complaint And Petition For Declaratory And Injunctive Relief ("Dismissal Order"). The Stipulation and the Dismissal Order are part of the proposed negotiated resolution of this consolidated subcase and were filed simultaneously with the State's and Idaho Power Company's joint motion for entry and modification of partial decrees for the water rights at issue in this consolidated subcase.

The Stipulation is contingent upon entry of partial decrees in the form proposed by the State and Idaho Power Company in their joint motion for entry and modification of partial decrees. This Court has entered partial decrees for the hydropower water rights at issue in this consolidated subcase in the four proposed by the State and Idaho Power Company.

The Court held a hearing on the Stipulation on__ [date]__ , and no party objected to the Stipulation or to the proposed Dismissal Order. Therefore, pursuant to and in accordance with the Stipulation, this Court orders the dismissal of the Complaint as follows:

I.                                                         The "First Claim for Relief'

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The "First Claim for Relief" in the Complaint is a declaratory judgment claim seeking declarations that:

[(a)] when the Swan Falls Agreement was executed in 1984, the Snake River tributary to the Murphy Gage, including surface and ground water in the ESPA, was over appropriated; (b) on account of such over appropriation, there was no unappropriated water available in this portion of the Snake River Basin on a firm, average daily basis above the average daily minimum flows provided for in the Agreement, i.e., there was no `Trust Water'; and (c) that because there was no Trust Water in 1984, there was no trust res and therefore no valid trust established under the Settlement.

Complaint at 21.

IT IS HEREBY ORDERED that the "First Claim for Relief' in the Complaint is dismissed without prejudice to the extent it seeks a factual declaration that when the Swan Falls Agreement was executed in 1984, the Snake River tributary to the Murphy Gage, including surface and ground water in the ESPA (Eastern Snake Plain Aquifer), was over appropriated; and also to the extent it seeks a factual declaration that when the Swan Falls Agreement was executed in 1984, there was no unappropriated water available on a firm, average daily basis in the Snake River Basin tributary to the Murphy Gage, including surface and ground water in the ESPA.

IT IS FURTHER ORDERED that the remainder of the "First Claim for Relief' in the Complaint is dismissed with prejudice.

2.                                              The "Second Claim for Relief'

The "Second Claim for Relief' in the Complaint is a declaratory judgment claim seeking declarations that:

to the extent that the Snake River Basin above the Murphy Gage, including the ESPA, was over appropriated in 1984 as to the Swan Falls Daily Minimum Flows, the parties, who had assumed that Trust Water was available for new appropriations under the Swan Falls Agreement's trust arrangement, were acting on the basis of a mutual mistake of fact regarding the existence of Trust Water. The Swan Falls Agreement should therefore be reformed based on mutual mistake of fact regarding the existence of Trust Water available in 1984, eliminating any asserted trust while retaining provisions unrelated to the purported trust, including (0 subordination to existing uses, and (ii) Idaho Power's right to acquire additional water from sources upstream of its power plants and to convey

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such water to and past its power plants below Milner Dam independent of any minimum flows established under the Agreement.

Complaint at 21-22.

IT IS HEREBY ORDERED that the "Second Claim for Relief" in the Complaint is dismissed with prejudice in its entirety.

3.        The "Third Claim for Relief'

The "Third Claim for Relief' is a declaratory judgment claim seeking declarations:

that to the extent that there was in fact some amount of Trust Water available in 1984, and to the extent a valid trust was created under the Settlement: (i) the trust res is water and not water rights; (ii) the State of Idaho does not hold legal title to Idaho Power's water rights; and (c) title to the water rights referenced in Paragraph 22 [of the Complaint] is therefore quieted in Idaho Power.

Complaint at 22.

IT IS HEREBY ORDERED that the "Third Claim for Relief" in the Complaint is dismissed with prejudice in its entirety.

4.        The "Fourth Claim for Relief'

The "Fourth Claim for Relief" in the Complaint seeks declarations "that the State of Idaho's claim of legal title to Idaho Power Company's water rights is barred by the doctrines of estoppel, waiver and laches." Complaint at 22-23.

IT IS HEREBY ORDERED that the "Fourth Claim for Relief" in the Complaint is dismissed with prejudice in its entirety.

5.        The "Fifth Claim for Relief'

The "Fifth Claim for Relief' in the Complaint is a declaratory judgment claim seeking declarations that "Idaho Power's water rights for hydropower generation are not, through the Swan Falls Settlement or otherwise, subordinate to use of water for ground water recharge." Complaint at 23.

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IT IS HEREBY ORDERED that the "Fifth Claim for Relief" in the Complaint is dismissed with prejudice to the extent that it seeks a declaration that water rights 36‑ 02013, 37-02128, 37-02472, 37-02471, 37-20709, 37-20710, 36-02018, 36-02026, 02‑02057, 02-02001A, 02-02001B, 02-02059, 02-02060, 02-02064, 02-02065, 02-02056, 02-02036, 02-02032A, 02-02032B, 02-04000A, 02-04000B, 02-04001A, 02-0400113, 02-00100 and 02-10135 are not subordinate or may not be subordinated, through the Swan Falls Settlement or otherwise, to the use of water for ground water recharge.

IT IS FURTHER ORDERED that the "Fifth Claim for Relief" in the Complaint is dismissed without prejudice with regard to any other water rights held by Idaho Power Company.

6.      The "Sixth Claim for Relief'

The "Sixth Claim for Relief' in the Complaint is a declaratory judgment claim seeking declarations that:

the State has failed to take reasonable steps in its administration of water rights priorities in the Snake River Basin, and therefore to meet its obligation to insure and guarantee the Swan Falls Minimum Daily Flows, including failing to account for the multiple year impacts of ground water pumping, and accordingly has violated the Swan Falls Settlement.

Complaint at 23.

IT IS HEREBY ORDERED that the "Sixth Claim for Relief" in the Complaint is dismissed without prejudice in its entirety.(1)

7.          The "Seventh Claim for Relief'

The "Seventh Claim for Relief in the Complaint is an injunctive relief claim seeking the following preliminary and permanent injunctions:

(a)    enjoining the State defendants from taking any action affecting the subject water rights on the basis of the State's asserted legal title to such water rights; (b) ordering IDWR to re-evaluate water availability, and to take appropriate action, upon expiration of the 20 year terms of previously granted permits for new appropriations of Trust Water; (c) ordering the Idaho Attorney General to repeal Idaho Attorney General Opinion 06-2 on the basis that it is erroneous as a matter of law and a breach of the Swan Falls Settlement; and (d) ordering IDWR to take reasonable steps in the administration of water rights in the Snake River Basin, and therefore to meet its obligation to insure and guarantee the Swan Falls Minimum Daily Flows, including taking into account the multiple year impacts of ground water pumping in the ESPA.

(1)See also Order Dismissing Claims Pertaining To Water Availability Without Prejudice And Denying Motion To Dismiss Claim For Injunctive Relief (Aug. 4, 2008).

Complaint at 25.

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IT IS HEREBY ORDERED that the "Seventh Claim for Relief' in the Complaint is dismissed with prejudice to the extent it seeks injunctions ordering the Idaho Attorney General to repeal Idaho Attorney General Opinion 06-2.2

IT IS FURTHER ORDERED that the "Seventh Claim for Relief' in the

Complaint is dismissed with prejudice to the extent of any challenge to the State of

Idaho's claim of legal title to the hydropower water rights held in trust by the State pursuant to the Swan Falls Settlement.

IT IS FURTHER ORDERED that the remainder of the "Seventh Claim for

Relief' in the Complaint is dismissed without prejudice.3

IT IS FURTHER ORDERED that any remaining claims in the Complaint are dismissed with prejudice, and that all parties to this consolidated subcase will bear their own costs and fees.

IT IS SO ORDERED.

DATED ________________________

____________________________

JOHN M. MELANSON

Presiding Judge

Snake River Basin Adjudication

2                See also Order Granting in Part, Denying in Part Motion to Dismiss; Consolidating Common

Issues Into Consolidated Subcase; And Permitting Discovery Pending Objection Period In Basin 02; And Notice Of Status Conference (July 24, 2007).

3         See also Order Dismissing Claims Pertaining To Water Availability Without Prejudice And

Denying Motion To Dismiss Claim For Injunctive Relief (Aug. 4, 2008). 5